UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 20, 2014
(May 15, 2014)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements

On May 15, 2014, the shareholders of PNM Resources, Inc. (“PNMR”) approved the PNMR 2014 Performance Equity Plan (the “2014 PEP”). The terms of the 2014 PEP were previously disclosed in PNMR’s definitive proxy statement (the “2014 Proxy Statement”) for its 2014 Annual Meeting of Shareholders (the “Meeting”), which was filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2014. In addition, a copy of the 2014 PEP was filed as Exhibit 4.3 to the Registration Statement on Form S-8 (File No. 333-195974) that PNMR filed with the SEC on May 15, 2014, and is incorporated herein by reference.

Pursuant to the 2014 annual retainer for non-employee directors described in the 2014 Proxy Statement, each of the eight non-employee directors of PNMR received an award of 2,352 restricted stock rights under the 2014 PEP, which restricted stock rights vest in three equal annual installments beginning on May 15, 2015. The form of Acknowledgement Form with attached Terms and Conditions for restricted stock rights awards granted to non-employee directors under the 2014 PEP is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Meeting, PNMR’s stockholders voted on the election of the nine nominated directors to serve for the ensuing year; on a proposal to ratify the appointment of KPMG LLP to serve as PNMR’s independent public accountants for the year ending December 31, 2014; on a proposal to approve the 2014 PEP; and on a proposal to approve, on an advisory basis, the compensation of PNMR’s named executive officers (“NEOs”).
As of March 26, 2014, the record date for the Meeting, there were 79,653,624 shares of PNMR’s common stock outstanding and entitled to vote at the Meeting.
All matters voted on at the Meeting were approved by PNMR’s stockholders. Set forth below are the final voting results for each of the proposals submitted to a vote of PNMR’s stockholders at the Meeting.
At the Meeting, PNMR’s stockholders elected, by the vote indicated below, the following nine persons as directors, each to serve as such until PNMR’s Annual Meeting of Shareholders to be held in 2015:

Director	Votes For	Votes Withheld	Broker Non-Votes
Adelmo E. Archuleta	68,707,172	373,833	4,948,796
Patricia K. Collawn	67,443,928	1,637,077	4,948,796
E. Renae Conley	68,758,879	322,126	4,948,796
Alan J. Fohrer	68,820,356	260,649	4,948,796
Maureen T. Mullarkey	68,759,287	321,718	4,948,796
Robert R. Nordhaus	68,812,207	268,798	4,948,796
Donald K. Schwanz	68,829,067	251,938	4,948,796
Bruce W. Wilkinson	68,904,194	176,811	4,948,796
Joan B. Woodard, Ph.D	68,826,825	254,180	4,948,796

At the Meeting, PNMR’s stockholders approved the proposal to ratify the appointment of KPMG LLP to serve as PNMR’s independent public accountants for the year ending December 31, 2014, by the vote indicated below:

Votes For	Votes Against	Abstentions
73,828,854	133,611	67,336

At the Meeting, PNMR’s stockholders approved the 2014 PEP, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

55,430,685	13,262,881	387,439	4,948,796

At the Meeting, PNMR’s stockholders approved, on an advisory basis, the compensation of PNMR’s NEOs, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

67,566,246	1,349,935	164,824	4,948,796

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description
10.1	PNM Resources, Inc. 2014 Performance Equity Plan (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-8 (File No. 333-195974) that PNMR filed on May 15, 2014)

10.2	Acknowledgement Form with attached Terms and Conditions for restricted stock rights awards granted to non-employee directors under the PNM Resources, Inc. 2014 Performance Equity Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 20, 2014	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)